                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the registrant's previously filed Registration Statements on Form S-3 (Registration Nos. 2-88719, 33-2818, 33-11524, 33-19812, 33-26758, 33-33279,
33-38754, 33-45355, 33-57756, 333-953 and 333-63547).



Cleveland, Ohio,                                            Arthur Andersen LLP
March 30, 2000.